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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                   FORM 8-K


                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15 (D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



               Date of Report (Date of earliest event reported)
                               October 28, 1997




                            FORT BEND HOLDING CORP.
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            (Exact name of Registrant as specified in its Charter)





DELAWARE                            0-21328                    76-0391720
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(State or other                (Commission File No.)        (IRS Employer
jurisdiction of                                              Identification
incorporation)                                                 Number)




     3400 AVENUE H, ROSENBERG, TEXAS                        77471-3808
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(Address of principal executive offices)                    (Zip Code)



      Registrant's telephone number, including area code: (281) 342-5571
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         (Former name or former address, if changed since last report)


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Item 5.   Other Events

     On October 28, 1997, the Registrant issued the earnings release attached as
Exhibit 99 announcing the declaration of a cash dividend and earnings for the quarter ended September 30, 1997.

     The foregoing information does not purport to be complete and is qualified in its entirety by reference to the Exhibit to this Report.



Item 7.   Financial Statements and Exhibits

     (c)  Exhibits

          The Exhibit referred to in Item 5 of this Report and listed on the accompanying Exhibit Index is filed as part of this Report and is incorporated herein by reference.

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               EXHIBIT
                NUMBER                    DESCRIPTION
               -------                    -----------

                99.00          Second Quarter Fiscal 1998 Earnings Release,
                                          dated October 28, 1997

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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              FORT BEND HOLDING CORP.


                                                   /s/ LANE WARD
Date:  October 30, 1997                       By:  ________________________
                                                   Lane Ward
                                                   Vice Chairman, President and
                                                     Chief Executive Officer


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